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                                 HIGHMARK FUNDS
                                  EQUITY FUNDS
                               FIXED INCOME FUNDS

                       Supplement dated November 13, 2000
to Retail Shares and Fiduciary Shares Prospectuses each dated November 30, 1999.

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT WHICH IS CONTAINED IN THE PROSPECTUS. PLEASE KEEP THIS SUPPLEMENT AND READ IT TOGETHER WITH THE PROSPECTUS.

Under the heading "Investment Strategy" on page 14 of the prospectuses with respect to the Small Cap Value Fund, the first paragraph has been deleted and replaced with the following:

    HighMark Small Cap Value Fund seeks to provide long-term capital appreciation. To pursue this goal, the Fund invests primarily in the stocks of SMALL-CAPITALIZATION U.S. and foreign companies that the portfolio managers believe are undervalued. The Fund may invest up to 25% of its assets in foreign stocks.

               PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE.

HMNAV-RET/FID 11/13/00